Exhibit 99.1
June 2011 Company Presentation (c) 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

This presentation may contain forward-looking statements, including statements regarding, among other items, the Company's expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "estimates," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of Broadview's control that could cause actual results to differ materially from such statements. Some of these risks can be found in Broadview's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, provision for income taxes, share-based compensation, severance and related separation costs and professional fees related to strategic initiatives. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise. Safe Harbor Statement 1

Highlights

Leading Provider of Next-Generation Communications Solutions

- ***Over 65K cloud-based VoIP licenses deployed under Broadview's owned intellectual property***
- ***T-1 and IP-based products represented 74% of new retail sales***
- ***Cloud represented 10% of Total Retail Revenue and 26% of new sales***

State-of-the-Art Network Infrastructure

- ***Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper***
- ***2,900 fiber miles, 3 data centers, 262 colocations and over 450 lit buildings***

Large & Diversified Customer Base

- ***More than 40K SMB customers with a significant opportunity to sell into the base***
- ***84% of retail revenue is from customers with greater than $500 MRR***
- ***Target market represents the largest concentration of communications spending in the U.S.***

Strong and Improving Key Operating Metrics

- ***Steadily increasing revenue per customer***
- ***Churn rates are at pre-recession levels and falling***

Predictable, Recurring FCF and Increasing Profitability Margins

- ***75% of revenue under contract at the beginning of the year***
- ***Over 300 basis point improvement in adjusted EBITDA margin in past 3 years***

Experienced Management

- ***Senior management has on average 23 years of industry expertise***

2
© 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Broadview NETWORKS

Company Overview 3

Regional Focus With National Coverage

Regional Player with Cloud Services to Address Customers Nationwide

- ***Strong local presence with strategic regional sales offices***
  - $14.8 billion addressable market in our Northeast footprint, before cloud opportunity [1]
  - Strong, existing customer relationships
- ***Cloud-based services and MPLS network allow us to extend our reach***
  - Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers
  - Requires less local presence allowing nationwide expansion without significant capital investment
  - Quality of service supported through MPLS network
- ***Large, Untapped Opportunity***
  - Ability to address out-of-region multi-location customers through OfficeSuite™ and other cloud-based services

Dense Northeast & Mid-Atlantic Footprint



Boston
New York
Philadelphia
Washington, D.C.

Cloud Services Available Nationwide



(1) As per 2010 Altman Vilandrie & Co. study.

4

© 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

Broadview NETWORKS

Broadview At A Glance

Company Stats	
Customers & Market	
Total Business Customers	43K
Average Revenue per Customer	$626
Network	
Retail Access Line Equivalents	648K
Retail T-1 Circuits	25K
Colocation Sites	262
Ethernet-over-Copper Equipped Colos	38%
On-Net Buildings	450
Fiber Route Miles	~2,900
Employees as of 3/31/2011	
Total Employees	962
Quota-Bearing Direct Sales Reps	185
Agent Channel Partners	~300


Broadview Networks
Syracuse
Buffalo
Albany
Boston
Hartford
Providence
Rye Brook
New York
Pittsburgh
Harrisburg
Philadelphia
Baltimore
Washington D.C.
Headquarters
POP
Intra-City Fiber
NOC
MPLS, Switch and Data Collocation
MPLS and Switch

Superior Customer Service & Quality

State of New York

Commendation for High Quality Service from the State of New York

WINNER STEVIES 2011 FOR SALES & CUSTOMER SERVICE

Stevie Award for Innovation in Customer Service at the 2011 American Business Awards

CRAIN'S NEW YORK BUSINESS 50TH LARGEST PRIVATELY HELD COMPANY BASED IN NEW YORK 2010

Recognized by Crain's as the 50th Largest Private Company in the New York area

5

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

Broadview NETWORKS

Successful M&A Integration Track Record

Objective: Create merger of equals with a new, T-based strategy, scale and operational efficiencies

Objective: Enhance scale, diversify product portfolio, expand fiber network

Objective: Allow Broadview to control the developmental roadmap to key technology bridgecom — 2005

atx communications — 2006

InfoHighway communications — 2007

LightWave communications — 2008

natural convergence (Clearly. Simply. Better) — 2009

Broadview Networks

Objective: Improve product offerings and strengthen and increase market footprint

Objective: Strengthen presence in existing market, expand next-gen product portfolio

Future Acquisition Criteria

- Supplement organic growth
- Speed to market
- Buy vs. Build
- Part of the strategy (e.g., product set / geography)

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

6

Broadview NETWORKS

Marketplace Needs / Current Landscape

Customer Needs Have Evolved

Then

- Access-based services
- Narrow product offerings for a large and growing market
- TDM-based network
- Single location, voice-based services
- Data available but not yet a core need
- Competitive alternatives fueled by the expanding opportunity, technology and availability of capital

Now

- Application services drive demand and are a key differentiator
- Cable and ILEC offerings, while improved, still do not address specific needs of SMB market
- Data is the main driver with voice-based services becoming an application
- SMBs need to accomplish more with less resources, relying on carriers for expertise and technology
  - For example: IT outsourcing, telecommuting, remote access & security, cloud / hosted solutions
- IP / MPLS networks are driving next-generation services
- Virtual connections facilitate network efficiency, flexibility and functionality – features that define the needs of the SMB market and are the limitation of the MSO and ILEC offerings

Competitive Next-Generation Providers Have a Greater Opportunity Than Ever

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
7
Broadview NETWORKS

8 Broadview's Business Evolution Retail Revenue Mix Network Mix (2) Traditional Voice Attached to T-1 18% Circa 2006 Today (1) EoC 7% 77% Standard T-1 & IP-based 52% Traditional Voice not attached to T-1 23% (1) For the quarter ended March 31, 2011.(2) Retail access line equivalents.

(CHART) (1) Broadview standalone 2006.(2) Broadview March 2011 Billing Database. Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and servicesApproximately 84% of Broadview's retail revenue is generated by customers spending more than $500 monthly versus 59% in 2006 Growing Revenues From Larger Customers (CHART) Present (2) Retail Revenue By Customer Size 2006 (1) 9 59% 84%

Diversified Product & Customer Base More than 40K SMB customersDiverse customer base and low revenue concentration risk Retail Revenue by Product Type - Q1 2011 (1) Percent based on Total Retail Voice & Data revenue. Focused on Serving Customers with High Capacity, IP-based Products 10 Revenue by Segment - Q1 2011 72% 72% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts

Steady Growth In Revenue Per Customer

Focus on Next-Gen Products and Services

New Retail Sales (Q1 2011)



Traditional Voice & Data Products, 26%
T-1 & IP-Based Products, 74%
Cloud-based services ~26%

- Today, T-1, IP-based and cloud-based products make up approximately three-fourths of new sales
  - This has resulted in higher average MRRs
- Overall revenue loss is below 2% (1)
  - Over 84% of current customer base is over $500 in MRR with significantly lower revenue loss characteristics

Average Revenue per Business Customer (Retail)



CAGR: 13.1%
$700
$600
$500
$400
$300
$474
$504
$526
$542
$553
$570
$598
$606
$610
$626
Dec '08
Mar '09
Jun '09
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11

Q1 2011 Revenue Loss By Account Size



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.76%
1.97%
1.70%
1.57%
1.08%
0.54%
Total Revenue Loss: 1.92%
$0-500
$500-$1000
$1000-$5000
$5000-$10000
$10000-$25000
>$25000
Account Size

(1) Broadview's calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry.

© 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

11
Broadview NETWORKS

Focused Sales Strategy

Targeting Mid-sized SMB, Single and Multi-location Companies

- ***Direct sales: 64% of new sales***
  - Approximately 185 reps
  - Dedicated teams focused on new customer acquisition, upselling, renewals and customer retention
  - Sales to new customers average >$1,000 MRR
  - Sales to existing customers represents over 30% of new sales
    - Approximately 50% of new cloud computing-based sales are to existing customers
- ***Agent sales: 27% of new sales***
  - Over 300 agents
  - Primary go-to-market for cloud-based services nationwide
  - Awarded "Top 50 Channel Program" by PHONE+ Magazine's Indirect Sales Channel Partners
- ***Wholesale sales: 9% of new sales***
  - Sells our core products and services including MPLS, POTS, T's, data colocation to other carriers throughout our footprint

Total LTM New Sales by Channel (1)


Wholesale, 9%
Agent, 27%
Direct, 64%

(1) Last Twelve Months (LTM) as of March 31, 2011.

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
12
Broadview NETWORKS

Leveraging Our Customer Base 13 (CHART) Increasing Walletshare Through New Cloud-based Products and Services Technology Enabling Us to Target Additional Customer Spend Over 40K existing customersA trusted provider of mission critical network services (voice and data)Over 5 years experience providing cloud-based solutions with OfficeSuite(tm)New cloud-based technologies allowing us to address greater walletshare of IT spend Source: Computer Economics, IT Spending and Staffing Benchmarks 2010/2011. 13 Business IT Spend Breakdown 48%

Cloud-based Products Overview

OfficeSuite™ Cloud-based Communication System



Broadview Networks
OfficeSuite™ Platform
Switch
Mobile Phone
Internet
Teleworker
Mobile Pro
Branch Office

- Full featured cloud-based VoIP communications systems
- IP "Quadruple" play - voice, data, managed services and hardware
- Enterprise grade quality and features
- Broadview owns underlying IP
- Over 65K active licenses, one of the largest providers in the U.S. communications industry

Awards & Recognition

TOP 10 SERVICE PROVIDER
INFONETICS RESEARCH
2009 | 2010 | 2011

LEADERSHIP NGN 2010 AWARD

Newly Launched Cloud Computing Product Suite

Hosted E-mail Including Enterprise And Microsoft Exchange
Blended solutions for cost-efficiency without sacrificing quality

SharePoint Server

Hosted Microsoft Sharepoint
A collaboration tool that creates a secure intranet site to improve productivity

Office 2010

Hosted Office Anywhere – Virtual Desktop
Seamlessly access and store Microsoft Office and business application data

Hosted Business Applications
Support for all your business applications in a secure SAS 70 Type II certified data center

Complete Backup And Recovery
A network-based solution that allows you to quickly restore files on-demand

Virtualized And Dedicated Servers
Secure, redundant and scalable server options with a 99.99% SLA guaranteed uptime

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
14
Broadview NETWORKS

Capitalizing On Market Growth In Cloud-based Services (CHART) 18% CAGR Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in the Cloud Services Market for 5 Years U.S. Cloud Services Market Revenue ($B) 15 Source: IDC. Worldwide and Regional Public IT Cloud Services; June 2010. Revenue ($Millions) Cloud-based Revenue Broadview Results to Date Industry Opportunity 30% CAGR 56% CAGR Licenses (Thousands) OfficeSuite(tm) Licenses

Continued Product Evolution

Full Cloud-based Solutions Launched Q1 2011


MRR
$4,000
$750
$400
$50
Products
Cloud
OfficeSuite™
T-1
POTS
Exchange Server
SharePoint Server
CALYX
Office 2010
FrontRange
ORACLE
intuit
FileMaker

Key Trends

- OfficeSuite™ has been very successful
  - Represents approximately 26% of new sales
- Recently launched in January, data cloud-based sales seeing great traction early on
  - Higher start to sales funnel than OfficeSuite's™ original launch in 2006
  - Average Office Anywhere sale is over $1,000 MRR
  - Month-over-month sales continue to grow
- Continued growth through targeting larger customers
- Increased revenue per customer
  - Average sale to new customers is over $900 MRR

©2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

16

Broadview NETWORKS

Financial Overview 17

Revenue Growth: At Inflection Point

Improving Trends

Traditional Voice Decline Slowing



(5.7%) Avg Q decline
(3.5%) Avg Q decline
$47.2 $44.1 $41.4 $39.2 $37.1 $35.2 $34.2 $32.7 $31.6
$50.0 $40.0 $30.0 $20.0 $10.0 $-
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11

Increasing Revenue per Business Customer



12% CAGR
$504 $526 $542 $553 $570 $598 $606 $610 $626
$650 $625 $600 $575 $550 $525 $500 $475 $450
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11

Growth From Cloud



30% CAGR
$4.9 $5.4 $5.5 $5.8 $6.2 $6.6 $7.2 $7.8 $8.3
$10.0 $8.0 $6.0 $4.0 $2.0 $-
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11

At Inflection Point

- Increased sales reps
- Larger product set
- Increased geographic sales reach
- Continued MRR moving up-market
- Increasing install and up-selling of cloud-based products

Total Revenue



$122.0 $116.0 $111.8 $106.7 $105.7 $102.9 $100.4 $98.7 $98.4
$130.0 $120.0 $110.0 $100.0 $90.0 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $-
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11

© 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

18

Broadview NETWORKS

(CHART) Improved Revenue Composition And Stable EBITDA 19 Historical Adjusted EBITDA & Margins (2) Historical Revenue (CHART) $496.9 $456.5 $407.7 2008 2010 Adj. EBITDA(2): Adj. EBITDA Margin: 4Q Revenue loss: $71.0M 14.3% 2.42% $69.9M 17.1% 1.95% Enhanced Value of Customer Base Revenue: $496.9 M $407.7M Avg. customer life: 3+ yrs 4+ yrs Shifting revenue composition to higher value-added services Higher margin servicesGreater % of revenue shifting to larger clients, resulting in reduced churnLast Quarter Annualized (LQA) Adjusted EBITDA is $72.0 million Increasing Profitability Margins Last Twelve Months (LTM) as of March 31, 2011.Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, provision for income taxes, share-based compensation, severance and related separation costs and professional fees related to strategic initiatives. $400.4 (1) (1)

Strong Operating Performance

Consistent EBITDA and Above Average Margins Relative to Peer Group

- Strong financial position driven by focused customer and product strategy
- Increased revenue from more profitable, stickier T-1 & IP-based and cloud-based products
- Consistent growth in adjusted EBITDA margin
- EBITDA margins in-line with comparable public companies

Adjusted EBITDA Margin



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
14.3%
16.9%
17.1%
17.5%
2008
2009
2010
LTM

Comparable Companies LTM EBITDA Margin (1)(2)



20.0%
15.0%
10.0%
5.0%
0.0%
12.7%
16.0%
17.5%
17.7%
XOHO
CBEY
BVN
PAET

(1) LTM represents Last Twelve Months as of 3/31/2011.
(2) Comparable companies reflect public company comparables: Cbeyond, Inc. (CBEY), PAETEC Holding Corp (PAET) and XO Holdings Inc. (XOHO).

© 2011 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
20

Predictable, Recurring Free Cash Flow 21 Quarterly Update Free Cash Flow ("FCF") defined as Adjusted EBITDA less Capital Expenditures. Capital Expenditures ($Millions) Revenue Adjusted EBITDA Free Cash Flow (1) (CHART) (CHART) (CHART) $105.7 $102.9 $100.4 $98.7 $98.4 Other Revenue Traditional Voice in T-1 Accounts Cloud & T-1 Accounts Revenue (CHART) $61.1 $60.8 $60.4 $59.5 $59.1

Highlights Leading Provider of Next-Generation Communications Solutions 22 Large & Diversified Customer Base Predictable, Recurring FCF and Increasing Profitability Margins State-of-the-Art Network Infrastructure Strong and Improving Key Operating Metrics Experienced Management

Appendix 23

Adjusted EBITDA Reconciliation 24 Adjusted EBITDA represents net loss before depreciation and amortization, interest income and expense, provision for income taxes, share- based compensation, costs associated with initial public offering, severance and related separation costs and professional fees related to strategic initiatives. (a) Represents one-time, non-recurring costs associated with initial public offering.(b) Relate primarily to guaranteed severance payments and employee health benefits.(c) Represents expenses that management believes are not reflective of our core operations.(d) Represents non-cash expenses incurred as part of executive compensation. ($Thousands)